                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 6, 2004

                            CENTURY ALUMINUM COMPANY
             (Exact name of registrant as specified in its charter)



           DELAWARE                        0-27918                13-3070826
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)


         2511 GARDEN ROAD
         BUILDING A, SUITE 200
         MONTEREY, CALIFORNIA                                        93940
(Address of principal executive offices)                          (Zip Code)

                                 (831) 642-9300
              (Registrant's telephone number, including area code)
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ITEM 5.   OTHER EVENTS.

         On August 6, 2004, Century Aluminum Company ("Century") issued a press release announcing that it had received consents from holders of more than 96% of its outstanding $325.0 million aggregate principal amount 11.75% Senior Secured First Mortgage Notes Due 2008 pursuant to the tender offer and consent solicitation as set forth in its Offer to Purchase and Consent Solicitation Statement dated July 29, 2004. A copy of the press release announcing Century's receipt of consents pursuant to its tender offer and consent solicitation is attached hereto as Exhibit 99.1.

         On August 10, 2004, Century announced the pricing of its previously announced private offering of $250 million aggregate principal amount of 7.5% senior notes due 2014. A copy of the press release announcing the pricing of the senior notes is attached hereto as Exhibit 99.2.


ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

         (C)     EXHIBITS.

         The following exhibits are filed with this report on Form 8-K:



                                  EXHIBIT INDEX

Exhibit Number        Description
--------------        -----------
     99.1             Press Release, dated August 6, 2004, announcing Century's
                      receipt of consents pursuant to its tender offer and
                      consent solicitation relating to its outstanding 11.75%
                      senior secured first mortgage notes due 2008.

     99.2 Press Release, dated August 10, 2004, announcing the pricing of $250 million of Century's 7.5% senior notes due 2014.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   CENTURY ALUMINUM COMPANY

     Date:   August 10, 2004              By:  /s/ Gerald J. Kitchen
                                             -----------------------------------
                                             Name: Gerald J. Kitchen
                                             Title:   Executive Vice President,
                                                      General Counsel Chief
                                                      Administrative Officer
                                                      and Secretary



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
                                  EXHIBIT INDEX

Exhibit Number        Description
--------------        -----------
     99.1             Press Release, dated August 6, 2004, announcing Century's
                      receipt of consents pursuant to its tender offer and
                      consent solicitation relating to its outstanding 11.75%
                      Senior Secured First Mortgage Notes Due 2008.

     99.2 Press Release, dated August 10, 2004, announcing the pricing of $250 million of Century's 7.5% senior notes due 2014.




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